Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Toledo Edison Company on Form 10-Q/A for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: to the best of his knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/H. Peter Burg
                                                ----------------------------
                                                       H. Peter Burg
                                                    Chief Executive Officer
                                                     September 24, 2003



                                                   /s/Richard H. Marsh
                                                ----------------------------
                                                      Richard H. Marsh
                                                  Chief Financial Officer
                                                   September 24, 2003